Exhibit 10.1

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 2 (this “Amendment”), dated as of September 13, 2004, by and among BROWN JORDAN INTERNATIONAL, INC., a Florida corporation (“BJI”), the other entities designated as a “Borrower” on the signature pages hereto (together with BJI, each a “Borrower,” and collectively, the “Borrowers”), each entity designated as a “Guarantor” on the signature pages hereto (collectively, the “Guarantors”), WLFI Holdings, Inc., a Florida corporation (“BJI Parent”), the financial institutions set forth on the signature pages hereto (each a “Lender” and collectively, the “Lenders”) and GMAC COMMERCIAL FINANCE LLC, as agent for Lenders (in such capacity, the “Agent”).

BACKGROUND

     Borrowers, Guarantors, BJI Parent, Agent and Lenders are parties to a Loan and Security Agreement dated as of March 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

     Borrowers have requested that Agent and Lenders amend the Loan Agreement as set forth herein, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

     (a) Section 6.8 of the Loan Agreement is amended and restated in its entirety as follows:

     6.8. Financial Covenant.

     (a) Fixed Charge Coverage Ratio. On and after December 31, 2004, maintain a Fixed Charge Coverage Ratio of at least 1.0 to 1.0 for the Loan Parties on a Consolidated Basis as of the end of each month for the twelve (12) consecutive months ending on such date; provided, however, that Loan Parties shall only be required to comply with the foregoing Fixed Charge Coverage Ratio covenant if Undrawn Availability was less than $9,000,000 for three (3) consecutive Business Days during such month.

     3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) six (6) copies of this Amendment executed by each Loan Party, the Required Lenders and Agent, (ii) an amendment fee in the amount of $30,000, which shall be (x) charged to the Borrowers’ Account as a Revolving Advance, (y) fully earned and non-refundable on the date of this Amendment, and (z) shared equally by the Lenders who have executed this Amendment by the date of effectiveness hereof, and (iii) all such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

     4. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

     (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Loan Parties and are enforceable against the Loan Parties in accordance with their respective terms.

     (b) Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

     (d) No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.

     5. Effect on the Loan Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

     IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the date first written above.

BROWN JORDAN INTERNATIONAL, INC., as Borrowing Agent and as a Borrower
By:	/s/ John W. Frederick
John W. Frederick,
Executive Vice President and Chief Administrative Officer

BJ MEXICO IV, INC.
BJ MEXICO V, INC.
BROWN JORDAN COMPANY
CASUAL LIVING WORLDWIDE, INC.
CHARTER FURNITURE CORPORATION
LODGING BY LIBERTY, INC.
LOEWENSTEIN, INC.
POMPEII FURNITURE CO., INC.
SOUTHERN WOOD PRODUCTS, INC.
TEXACRAFT, INC.
TROPIC CRAFT, INC.
WABASH VALLEY MANUFACTURING, INC.
WINSTON FURNITURE COMPANY OF
ALABAMA, INC.
THE WOODSMITHS COMPANY,
as Borrowers

By:	/s/ John W. Frederick
John W. Frederick,
Executive Vice President and Chief Administrative Officer

BJCLW HOLDINGS, INC. BJI EMPLOYEES SERVICES, INC. BJIP, INC. WINSTON PROPERTIES, INC., as Guarantors
By:	/s/ John W. Frederick
John W. Frederick,
Executive Vice President and Chief Administrative Officer

WLFI HOLDINGS, INC., as a Loan Party
By:	/s/ John W. Frederick
John W. Frederick,
Executive Vice President and Chief Administrative Officer

GMAC COMMERCIAL FINANCE LLC, as a Lender, as Swingline Lender and as Agent
By:	/s/ Robert J. Brandow
Robert J. Brandow,
Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as a Lender
By:	/s/ Tara Wrobel
	Name:	Tara Wrobel
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Sherry Lail
	Name:	Sherry Lail
	Title:	SVP